EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of June 26, 2006, between INCENTRA SOLUTIONS, INC., a Nevada corporation (the "Company") and the persons or entities identified on the signature pages hereto as the "Shareholders" and any other person or entity who may later become a party to this Agreement by signing a Joinder Agreement in substantially the form attached hereto as Exhibit A and their respective successors and assigns (each a "Shareholder", and collectively "Shareholders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to the terms of a Note Purchase Agreement dated as of June 9, 2006 (the "Purchase Agreement") between the Company and Shareholders, the Company has agreed to issue to the Shareholders Notes and Warrants convertible into or exercisable for such number of shares of Common Stock, $.001 par value, of the Company (the "Common Stock") as determined in the Note and/or Warrant; and

         WHEREAS, as a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement, the Company has agreed to provide certain registration rights pursuant to the terms of this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in the preambles hereto and in this
Section 1.

                  1.1 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.2 "COMMON STOCK" shall mean the common stock, par value $.001 per share, of the Company or, in the case of a conversion, reclassification or exchange of such shares of such Common Stock, shares of the stock issued or issuable in respect of such shares of Common Stock, and all provisions of this Agreement shall be applied appropriately thereto and to any stock resulting therefrom.

                  1.3 "CONVERTIBLE NOTES" shall have the meaning set forth in the Note Purchase Agreement.

                  1.4 "EFFECTIVENESS DATE" means a date no later than one hundred fifty (150) days following the date hereof.

                  1.5 "EFFECTIVENESS PERIOD" has the meaning set forth in
Section 2(a).

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

                  1.6 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.7 "FILING DATE" means a date no later than ninety (90) days following the date hereof.

                  1.8 "HOLDER" shall mean any holder of Registrable Securities; provided, however, that any Person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a public sale under Rule 144 under the Securities Act or any similar or successor rule shall not be considered a Holder.

                  1.9 "PERSON" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  1.10 "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  1.11 "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

                  1.12 "REGISTRABLE SECURITIES" shall mean the shares of Common Stock issued to the Shareholder on conversion of the Notes and/or exercise of the Warrants; PROVIDED, HOWEVER, that such shares of Common Stock shall only be treated as Registrable Securities hereunder if and so long as they have not been sold in a registered public offering or have not been sold to the public pursuant to Rule 144 under the Securities Act or any similar or successor rule.

                  1.13 "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in compliance herewith, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the reasonable fees and expenses (subject to documentation thereof) of one counsel for all Holders and Other Stockholders that offer securities being sold pursuant to the Existing Rights Agreements, and the expense of any special audits incident to or required by any such registration

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(but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                  1.14 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.15 "SELLING EXPENSES" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities.

         2. REGISTRATION.

         (a) On or prior to the Filing Date the Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415. The Company shall cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its reasonable commercial efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date. The Company shall use its reasonable commercial efforts to keep each Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities covered by such Registration Statement have been sold, or (ii) all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders or (iii) except with respect to the shares issuable upon the exercise of the Warrants issued in connection with the Note, all amounts payable under the Note have been paid in full (each, an "Effectiveness Period").

         (b) Within three business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion substantially in the form attached hereto as Exhibit C, to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Purchaser and confirmation by the Purchaser that it has complied with the prospectus delivery requirements, provided that the Company or such counsel has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(b) shall be delivered to the Purchaser within the time frame set forth above.

         (c) In the event that the Registration Statement is either (i) not filed on or before the Filing Date, or (ii) not effective on or before the Effective Date (either event a "Filing Deficiency"), the Company shall pay to Holder, in cash, an amount equal to two percent (2%) of the then outstanding principal amount of Convertible Notes held by Holder, or at the election of the Holder Common Stock equal to two percent (2%) of the number of shares acquirable upon full conversion of the Convertible Note held by the Holder, for each thirty
(30) days, or portion thereof, that the Filing Deficiency remains uncured.

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

         3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 2 of this Agreement shall be borne by the Company, except that Selling Expenses shall be borne pro rata by each Holder in accordance with the number of shares sold.

         4. REGISTRATION PROCEDURES.

                  4.1 In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof and will, at its expense:

                           (a) prepare and file with the Commission the
                  Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its reasonable commercial efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Purchaser copies of all filings and Commission letters of comment relating thereto;

                           (b) Prepare and file with the Commission such
                  amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                           (c) Furnish such number of prospectuses and other
                  documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

                           (d) Notify each seller of Registrable Securities
                  covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

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

                           (e) List all such Registrable Securities registered
                  in such registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

                           (f) Provide a transfer agent and registrar for all
                  Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                           (g) Make available for inspection by any seller of
                  Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement;

                           (h) Furnish to each selling Holder upon request a
                  signed counterpart, addressed to each such selling Holder, of

                                    (i) an opinion of counsel for the Company,
                           dated the effective date of the registration statement in form reasonably acceptable to the Company and such counsel, and

                                    (ii) "comfort" letters signed by the
                           Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering such matters as are customarily covered in opinions of issuer's counsel and accountants' "comfort" letters delivered to underwriters in underwritten public offerings of securities;

                           (i) Furnish to each selling Holder upon request a
                  copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering; and

                           (j) Make available to its security holders, as soon
                  as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  5.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders proposing to register Registrable Securities shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and their intended method of distribution of such Registrable Securities

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

as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company; provided that no Holder shall be required to make any representations or warranties to or agreements (other than a lock-up agreement pursuant to Section 11) with the Company or the underwriters, other than representations, warranties or agreements regarding the Holder, its Registrable Securities and its intended method of distribution and any other representation required by law.

                  5.3 In connection with the preparation and filing of each registration statement under this Agreement, the Company will give the Holders on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to review such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Holder such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

         6. INDEMNIFICATION.

                  6.1 INDEMNIFICATION BY THE COMPANY. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

                  6.2 INDEMNIFICATION BY THE HOLDERS. Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each

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

underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company (other than such Holder) or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each Person controlling such Holder or other stockholder, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each of its directors and officers, each underwriter or control Person, each other Holder and each of their officers, directors and partners and each Person controlling such Holder or other stockholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein.

                  6.3 NOTICES OF CLAIMS, PROCEDURES, ETC. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's sole expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless such failure is prejudicial to the ability of Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Parties having common counsel, in any of which events, the legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto shall be borne by Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information

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

regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         7. INFORMATION BY HOLDER. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement; provided that no Holder shall be required to make any representations or warranties to or agreements (other than a lock-up agreement pursuant to Section 11) with the Company or the underwriters, other than representations, warranties or agreements regarding the Holder, its Registrable Securities and its intended method of distribution and any other representation required by law.

         8. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted by the Company under this Agreement may be transferred or assigned by a Holder to a transferee or assignee of any Registrable Securities; provided that the Company is given written notice at or prior to the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights assumes in writing the obligations of a Holder under this Agreement to the Company and other Holders in effect at the time of transfer under all effective agreements.

         9. EXCHANGE ACT COMPLIANCE. So long as the Company remains subject to the reporting requirements of the Exchange Act, the Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, if applicable or
(c) any similar rules or regulations hereunder adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. After any sale of Registrable Securities pursuant to the provisions of Rule 144 or 144A, the Company will, to the extent allowed by law, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registrable Securities. In order to permit a Holder to sell the same, if it so desires, pursuant to Rule 144A promulgated by the Commission (or any successor to such rule), the Company will comply with all rules and regulations of the Commission applicable in connection with use of Rule 144A (or any successor thereto). Prospective transferees of Registrable Securities that are Qualified Institutional Buyers (as defined in Rule 144A) that would be purchasing such Registrable Securities in reliance upon Rule 144A may request from the Company information regarding the business, operations and assets of the Company. Within five (5) business days of any such request, the Company shall deliver to any such prospective transferee copies of annual audited and quarterly unaudited

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financial statements of the Company and such other information as may be required to be supplied by the Company for it to comply with Rule 144A.

         10. NO CONFLICT OF RIGHTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants, or modifies any existing agreement with respect to its securities to grant, to the holder of its securities equal or higher priority to the rights granted to the Holders under Sections 2 and 3 of this Agreement.

         11. BENEFITS OF AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, legal representatives and heirs. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any other Person.

         12. COMPLETE AGREEMENT. This Agreement constitutes the complete understanding among the parties with respect to its subject matter and supersedes all existing agreements and understandings, whether oral or written, among them. No alteration or modification of any provisions of this Agreement shall be valid unless made in writing and signed, on the one hand, by the Holders of a majority of the Registrable Securities then outstanding and, on the other, by the Company.

         13. SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. NOTICES. All notices, offers, acceptances and other communications required or permitted to be given or to otherwise be made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered by hand, first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, if to the Company, at 1140 Pearl Street, Boulder, Colorado 80302, Attention:
Chief Financial Officer, with a copy to Reed Guest, Esq., 94 Underhill Road, Orinda, CA 94563, and if to the Shareholders, to the respective addresses set forth on Exhibit B attached hereto and made a part hereof, or at such other address or addresses as may have been furnished the Company in writing.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Any party may change the address to which each such notice or communication shall be sent by giving written notice to the other parties of such new address in the manner provided herein for giving notice.

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

         15. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Colorado without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

         17. SEVERABILITY. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


       [REMAINDER OF PAGE INTENTINALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.


                                        INCENTRA SOLUTIONS, INC.


                                        By: /s/Thomas P. Sweeney III
                                            ------------------------------
                                            Name:  Thomas P. Sweeney III
                                            Title: Chief Executive Officer

SHAREHOLDER:

------------------------------------------------------ ------------------ ----------------------- ---------------
                        NAME                             PURCHASE PRICE     PRINCIPAL AMOUNT OF      NUMBER OF
                                                                                    NOTE             WARRANTS
------------------------------------------------------ ------------------ ----------------------- ---------------
RAB American Opportunities Fund Limited                         $600,000                $600,000         142,800
------------------------------------------------------ ------------------ ----------------------- ---------------

Signature:


By: /s/Benjamin Hill
    --------------------------
    /s/F. McGee
    --------------------------

Its: Authorized Signatories


SHAREHOLDER:

------------------------------------------------------ ------------------ ----------------------- ---------------
                        Name                             Purchase Price     Principal Amount of      Number of
                                                                                    Note             Warrants
------------------------------------------------------ ------------------ ----------------------- ---------------
RAB North American Dynamic Fund                                 $250,000                $250,000          59,200
------------------------------------------------------ ------------------ ----------------------- ---------------

Signature:


By: /s/Benjamin Hill
    --------------------------
    /s/F. McGee
    --------------------------

Its: Authorized Signatories

                                    EXHIBIT A

                            FORM OF JOINDER AGREEMENT

                                    EXHIBIT B

                              SHAREHOLDER ADDRESSES

                                    EXHIBIT C

                                           [Month __, 2006]

[Continental Stock Transfer
  & Trust Company
Two Broadway
New York, NY  10004
Attn:  William Seegraber]

                         Re:   INCENTRA SOLUTIONS, INC.
                               REGISTRATION STATEMENT
                               ----------------------


Ladies and Gentlemen:

         As counsel to Incentra Solutions, Inc., a Nevada corporation (the "Company"), we have been requested to render our opinion to you in connection with the resale by the individuals or entitles listed on Schedule A attached hereto (the "Selling Stockholders"), of an aggregate of [amount]shares (the "Shares") of the Company's Common Stock.

         The Company's Registration Statement (Reg. No. 333-____) (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), with respect to the resale of the Shares was declared effective by the Securities and Exchange Commission on [date]. Enclosed is a copy of the Prospectus dated [date] included in the Registration Statement. We understand that the Shares are to be offered and sold in the manner described in the Prospectus.

         Based upon the foregoing, upon request by the Selling Stockholders at any time while the Registration Statement remains effective, it is our opinion that the Shares have been registered for resale under the Act and new certificates evidencing the Shares upon their transfer or re-registration by the Selling Stockholders may be issued without restrictive legend. We will advise you if the Registration Statement is not available or effective at any point in the future.

                                        Very truly yours,


                                        [Company counsel]

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

                                                                      SCHEDULE A

                                                               Shares
Selling Stockholder                                         Being Offered
-------------------                                         -------------


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